UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  Date  (Date  of  earliest  event  reported)     June 17, 1996


                   THE    MULTICARE    COMPANIES,    INC.

           (Exact name of registrant as specified in its charter)

     DELAWARE                     34-22090                       22-3152527
(State or other jurisdiction     (Commission                  (IRS Employer
     of incorporation)          File Number)            Identification No.)


                   411 HACKENSACK AVENUE, HACKENSACK, NJ           07601
                  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (201) 488-8818


                                Page 1 of 7 pages
                           Exhibit Index is on page 4



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Item 5.    OTHER EVENTS

           On June 18, 1996, the Registrant announced in a press release that it had signed a definitive agreement to acquire the A<circle>D<circle>S Group.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a)  Financial Statements (to be filed by Amendment):

                Not Applicable

           (b)  Pro Forma Financial Information (to be filed by Amendment):

                Not Applicable

           (c)  EXHIBITS

                Exhibit 99.8   Press Release dated June 18, 1996


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                              SIGNATURES



           Pursuant to the requirements of the Securities Exchange of 1934, the

Registrant has duly caused  this  report  to  be  signed  on  its behalf by the undersigned, thereunto duly authorized.



Date:    June 28, 1996                THE MULTICARE COMPANIES, INC.

                                      By: /s/ Stephen R. Baker
                                           Name: Stephen R. Baker
                                           Title:Executive Vice President and
                                                   Chief Operating Officer




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                             EXHIBIT INDEX
                                                                 PAGE


   Exhibit 99.8    Press Release dated June 18, 19965              5